UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                  Date of Earliest Event Reported: July 3, 1998

                          Date of Report: July 3, 1998



                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.

           (Exact name of registrants as specified in their charters)

      Delaware                 33-53379                 43-1698481
      Delaware                 33-53379-01              43-1677595
-----------------------   -----------------   ---------------------------------
(States or other           Commission file    (I.R.S. Employer Identification
jurisdictions of           numbers             Nos.)
incorporation or
organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


Registrants' telephone number, including area code: (816) 792-1600


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 ITEM 5.  OTHER EVENTS

                  On July 3, 1998, Ferrellgas L.P. announced that it has entered into agreements for the issuance of $350 million of fixed rate Senior Notes in five series with maturities ranging from 2005 through 2013 (the Senior Notes) in a private placement to qualified institutional investors. Proceeds of the offering will be used to redeem Ferrellgas, L.P.'s outstanding 10 % Series A Fixed Rate Senior Notes on August 5, 1998, and to repay outstanding indebtedness under Ferrellgas, L.P.'s bank credit lines. A notice of redemption is being mailed today to holders of the 10 % Series A Fixed Rate Senior Notes.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable


         (c)      Exhibits.

                  The Exhibit listed in the Index to Exhibits is filed as part of this Current Report on Form 8-K.






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




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FERRELLGAS, L.P.

                                   By Ferrellgas, Inc. (General Partner)


Date: July 3, 1998                 By
                                   /s/Kevin T. Kelly
                                   Chief Financial Officer (Principal
                                   Financial and Accounting Officer)





                                    FERRELLGAS FINANCE CORP.



Date: July 3, 1998                  By
                                    /s/Danley K. Sheldon
                                    President and
                                    Chief Financial Officer (Principal
                                    Financial and Accounting Officer)


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


                                  EXHIBIT INDEX


       Exhibit No.          Description of Exhibit
           99.1             Text of press release issued by Ferrellgas, L.P. on
                            July 3, 1998



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